UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 24, 2010

Alaska Communications Systems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(907) 297-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 24, 2010, the Board of Directors (the "Board") of Alaska Communications Systems Group, Inc. (the "Company") approved amendments to the Amended and Restated By-Laws (the "By-Laws") of the Company effective immediately. The By-Laws were amended and restated as described below:

Article II

Section 3. Voting was amended to state that all uncontested elections for directors shall be decided by a majority vote of the votes of the shares present in person or represented by proxy at the meeting; plurality voting is retained for contested elections. The amendments further provided that, if an incumbent director is not elected, that director must immediately tender a resignation, and the Board of Directors will decide, through a process managed by the Nominating and Corporate Governance Committee and excluding the director in question, whether to accept the resignation. That decision will be made no later than the Board of Directors’ next regularly scheduled Board meeting and absent a compelling reason for the director to remain on the Board, the Board of Directors shall accept the resignation.

Section 7. Advance Notice of Stockholder Business and Nominations was amended to expand the requirements for stockholder director nominations and conform them to the timing requirements to Rule 14a-11 under the Securities Exchange Act of 1934, as amended.

Section 7(a)(6) was amended to require a certification from each director nominee acknowledging the director nominee will owe fiduciary duties under Delaware law to the Company and its stockholders, is not a party to any agreement, understanding or conflict of interest that will interfere with those fiduciary duties, and will comply with all applicable Company policies and procedures governing directors of the Company.

Section 8. Conduct of Meetings is a new section that provides that for all stockholder meetings, the chair of the meeting, inspectors of elections, and other meeting officials shall be appointed by the Board of Directors. The chair shall preside at the meeting and shall have all of the authority normally provided to the chair of a stockholder meeting.

Article III

Section 9. Qualifications has been added to identify the qualifications for a person to be eligible to be nominated and to serve as a director of the Company.

In addition, non-substantive language and conforming changes and other technical edits and updates were made in the above articles and sections, Article II Sections 2 and 8, and in Article IV Section 1.

The descriptions of the changes in the Amended Bylaws contained in this report are qualified in their entirety by reference to the full text of the prior Bylaws, a copy of which was filed with the Securities and Exchange Commission on September 18, 2008 as Exhibit 3.2 to the Company’s Current Report on Form 8-K and is incorporated herein by reference, and the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
3.1 Amended and Restated By-Laws, Alaska Communications Systems Group, Inc., dated December 24, 2010.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.

December 29, 2010	By:	/s/Leonard A. Steinberg

Name: Leonard A. Steinberg
Title: Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-Laws, Alaska Communications Systems Group, Inc., dated December 24, 2010